Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of Corning Natural Gas Holding Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2020 (the “Report”) with the Securities and Exchange Commission, I, Michael I. German, Chief Executive Officer and President of the Company and I, Charles Lenns, Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Dated: August 11, 2021

/s/ MICHAEL I. GERMAN

Michael I. German, Chief Executive Officer and President

(Principal Executive Officer)

/s/ CHARLES LENNS

Charles Lenns, Chief Financial Officer and Treasurer

(Principal Financial and Accounting Officer)